SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2022

KeyStar Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8400 W. Sunset Road, Suite 300 Las Vegas, NV	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 800-2511

9620 Las Vegas Blvd. S STE E4-98, Las Vegas, NV 89123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

Purchase of Assets

On September 12, 2022, KeyStar Corp., a Nevada corporation (“KeyStar,” “we,” “us” or “our”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among KeyStar and Excel Members, LLC, a Delaware limited liability company (“Excel”) to acquire certain assets of Excel (the “Transaction”). The Transaction closed on September 12, 2022.

Mr. Bruce A. Cassidy, a member of our board of directors, our corporate secretary and the holder of a majority of our issued and outstanding common stock prior to the Transaction, is the beneficial owner of a 53.7% membership interest in Excel and is one of three managers of Excel.

Prior to entering into the Transaction, Excel acquired certain assets of Ultimate Gamer, LLC, a Delaware limited liability company (“UG”), as the purchaser of UG’s assets (the “UG Assets”) through the Assignment for the Benefit of Creditors numbered and styled Leslie S. Osborne v. Ultimate Gamer, LLC, Case No. 2022-007748-CA-01, in the Circuit Court of the Eleventh Judicial District, Miami-Dade County, Florida.

We purchased a portion of the UG Assets, consisting primarily of intellectual property, including trademarks, domain name registrations and UG’s database(s) of users and gamers. We did not assume any liabilities or obligations of Excel or UG of any kind, whether known or unknown, contingent, matured or otherwise.

Pursuant to the terms and conditions of the Purchase Agreement, the aggregate purchase price paid to Excel consisted of 1,500,000 shares of our common stock, valued at $1.00 per share, which is the same consideration paid by unrelated and non-affiliated investors in our current private offering of common shares (the “Stock Consideration”). The offer, sale and issuance of the Stock Consideration were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

The above is a summary of the material terms of the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached to this Report as Exhibit 2.1, and is incorporated herein by reference. This summary may not contain all of the information about the Purchase Agreement that is important to you. We urge you to read the Purchase Agreement carefully.

Assignment of Assets

On September 15, 2022, we entered into an Assignment and Assumption Agreement (the “Assignment Agreement”) between KeyStar and Topsight Corporation, a Nevada corporation (“Topsight”) to assign certain assets and delegate certain liabilities of ours to Topsight (the “Assignment”). The Assignment closed on September 12, 2022.

In connection with the Assignment, we transferred the assets of our business operations relating to online sale of masks and similar products and convention services in exchange for Topsight’s assumption of all of our liabilities relating to such business operations. Topsight previously owned a majority of our issued and outstanding common shares and all 2,000,000 outstanding shares of our Series A Convertible Preferred stock. Topsight is controlled by Zixiao Chen, our former Chief Financial Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer.

Item 2.01Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information set forth in Item 1.01 above regarding the purchase of the UG Assets is incorporated by reference into this Item 2.01.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

During the first half of September, we borrowed an aggregate of $160,000 (the “Funds”) under that certain Amended and Restated Discretionary Non-Revolving Line of Credit Demand Note in the principal amount of not more than $2,000,000 we entered into with Excel Family Partners, LLLP on August 16, 2022 (the “Note”). The Funds were used for working capital purposes, including employee and consultant compensation, payroll taxes and recurring software license fees. After borrowing the Funds, the aggregate outstanding principal balance of all loans under the Note through September 16, 2022 is $1,202,123.36.

Item 3.02Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

On September 13, 2022, we sold 250,000 shares of our common stock to one investor at a price of $1.00 per share for a purchase price of $250,000 (the “Private Offering”). The investor had access to information concerning us and our business prospects and represented to us in connection with its purchase that it: (i) acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof; (ii) was an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act; (iii) could bear the risks of the investment; and (iv) could hold the securities for an indefinite period of time. The offer, sale and issuance of the shares were deemed to be exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.

Following the Transaction and the Private Offering, we have 38,800,000 shares of common stock issued and outstanding.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Roger Tichenor has resigned as a member of our board of directors, effective September 15, 2022. Following Mr. Tichenor’s resignation, our board of directors will consist of two members, Mr. Bruce A. Cassidy and Mr. John Linss.

Item 9.01Financial Statements and Exhibits

(b)Pro Forma Financial Information.

KeyStar intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(d)Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement by and among KeyStar Corp. and Excel Members, LLC, dated as of September 12, 2022.
10.1

Amended and Restated Discretionary Non-Revolving Line Of Credit Demand Note dated August 16, 2022 made by KeyStar Corp. (incorporated by reference to Exhibit 10.1 to the KeyStar Corp’s. Current Report on Form 8-K filed on August 23, 2022).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2022	KEYSTAR CORP.

By: /s/ Anthony J. Fidaleo
Anthony J. Fidaleo
Chief Financial Officer